                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant             [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        AMERICAN FINANCIAL HOLDING, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(a)(4) and 0-11.

         1)     Title of each class of securities to which transaction applies:
         2)     Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)     Proposed maximum aggregate value of transaction:
         5)     Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.
         1)     Amount Previously Paid:
         2)     Form, Schedule or Registration Statement No.:
         3)     Filing Party:
         4)     Date Filed:

                        AMERICAN FINANCIAL HOLDING, INC.
                            2500 WILCREST, SUITE 540
                              HOUSTON, TEXAS 77042
                                 (713) 780-4754


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 13, 2001

To the Stockholders of American Financial Holding, Inc.:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of American Financial Holding, Inc. (the "Company") will be held at the Company's principal executive offices located at 2500 Wilcrest, Suite 540, Houston, Texas 77042, on Tuesday, November 13, 2001 at 10:00 a.m., Central Daylight Time, for the following purposes, as described in the accompanying Proxy Statement:

         1. To amend the Company's Certificate of Incorporation to change the Company's name to Isolagen, Inc.

         2. To consider and vote upon the American Financial Holding, Inc. 2001 Stock Option and Appreciation Rights Plan.

         3. To amend Article II, Section 2.01 of the Company's Bylaws to provide that the annual meeting of the stockholders of the Company shall be held at such time as designated by the Board of Directors.

         4. To elect four directors to hold office until his or her successor is duly elected and qualified.

         5. To ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2001.

         6. To transact any other business which properly may be brought before the Annual Meeting or any adjournment thereof.

         Only stockholders of record of the Company at the close of business on October 16, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company's principal executive offices located at 2500 Wilcrest, Suite 540, Houston, Texas 77042 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

                                          By Order of the Board of Directors,



Houston, Texas                            JEFFREY W. TOMZ
October 22, 2001                          Chief Financial Officer and Secretary

                        AMERICAN FINANCIAL HOLDING, INC.
                            2500 WILCREST, SUITE 540
                              HOUSTON, TEXAS 77042
                                 (713) 780-4754

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 13, 2001

                    SOLICITATION AND REVOCABILITY OF PROXIES

         The Board of Directors of American Financial Holding, Inc., a Delaware corporation (the "Company"), is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices located at 2500 Wilcrest, Suite 540, Houston, Texas 77042, on Tuesday, November 13, 2001 at 10:00 a.m., Central Daylight Time, and at any adjournment thereof. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about October 22, 2001.

         This proxy solicitation is intended to afford stockholders the opportunity to vote on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders dated October 22, 2001. The proxy permits stockholders to withhold voting for any or all nominees for election to the Company's Board of Directors and to abstain from voting on any other proposal if the stockholder chooses.

         All holders of record of outstanding shares of the Company's capital stock at the close of business on October 16, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 15,043,630 shares of common stock, par value $0.001 per share ("Common Stock").

         Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting. The holders of the Company's capital stock having a majority of the voting power, represented in person or by proxy, shall constitute a quorum for purposes of transacting business at the Annual Meeting. A plurality of the votes of holders of the shares of Common Stock represented in person or by proxy at the Annual Meeting, provided a quorum is constituted, is required for the election of directors. All other actions require the approval of a majority of the votes cast, provided a quorum is present.

         With regard to the election of directors, votes may be cast in favor or withheld and votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on other proposals. In accordance with Delaware law, broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum for purposes of the item on which the abstention or broker non-vote is noted. An abstention on these proposals will have the effect as a vote "against" or a negative vote because these proposals require the approval of a majority of the votes cast. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

         Any stockholder has the unconditional right to revoke his proxy at any time before it is voted. Any proxy given may be revoked either by a written notice signed and delivered to the Secretary of the Company prior to the exercise of the proxy, by execution of a subsequent proxy and delivery of the subsequent proxy to the Secretary of the Company, or by voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a subsequent proxy will not by itself revoke a proxy). Where a stockholder's executed proxy specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specification is made, the shares will be voted (i) FOR the amendment of the Company's Certificate of Incorporation to change the Company's name to Isolagen, Inc.;
(ii) FOR the approval of the American Financial Holding, Inc. 2001 Stock Option and Appreciation Rights Plan; (iii) FOR the amendment of the Company's bylaws;
(iv) FOR the nominees for director identified below; and (v) FOR the ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2001.

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                 TO CHANGE THE COMPANY'S NAME TO ISOLAGEN, INC.

         The Board is seeking stockholder approval to amend Article I of the Company's Certificate of Incorporation to change the Company's name from "American Financial Holding, Inc." to "Isolagen, Inc." The Board unanimously adopted and approved the change of the Company's name from "American Financial Holding, Inc." to "Isolagen, Inc." at a special meeting of the Board held on _________, 2001. The Board of Directors believes that due to the recent acquisition of Isolagen Technologies, Inc., the name "Isolagen, Inc." will provide better recognition of the Company in the biotechnology industry. If the amendment is approved, the Company will refer to itself officially as "Isolagen, Inc."

         To accomplish the name change, the Board of Directors proposes that
Article I of the Certificate of Incorporation be amended to read as follows:

         "The name of the corporation (the "Corporation") shall be: Isolagen, Inc."

         If the amendment to the Company's Certificate of Incorporation is approved, the corporate name change will become effective upon our filing of the Certificate of Amendment with the Delaware Secretary of State, which filing will be made promptly after the Annual Meeting.

         It will not be necessary for stockholders to surrender their share certificates upon approval of the proposed name change. Rather, when share certificates are presented for transfer, new share certificates bearing the name "Isolagen, Inc." will be issued.

         The proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Isolagen, Inc." will be adopted if a majority of the shares entitled to vote at the Annual Meeting vote in favor of the amendment.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO ISOLAGEN, INC.

             PROPOSAL TO ADOPT THE AMERICAN FINANCIAL HOLDING, INC.
                 2001 STOCK OPTION AND APPRECIATION RIGHTS PLAN

GENERAL

         On August 10, 2001, the Company's Board of Directors adopted, subject to stockholder approval, the American Financial Holding, Inc. 2001 Stock Option and Appreciation Rights Plan (the "Plan"). On September 1, 2001, the Board of Directors amended the Plan to increase the amount of shares of Common Stock authorized thereunder. The statements contained in this Proxy Statement concerning the terms and provisions of the Plan are summaries only and are qualified in their entirety by reference to the full text of the Plan, as amended, a copy of which is attached hereto as Appendix I.

         The Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a "qualified plan" within the meaning of Section 401 of the Internal Revenue Code, as amended (the "Code").

         The primary objective of the Plan is to promote stockholder value by providing appropriate incentives to key employees and certain other individuals who perform services for the Company and its affiliates. The Plan is administered by the Company's Board of Directors. The Company's Board of Directors has exclusive discretion to select the participants who will receive awards under the Plan (each a "Participant") and to determine the type, size and terms of each award. The Board will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of the Plan.

SHARES SUBJECT TO THE PLAN

         Pursuant to the Plan, the Board may grant awards covering at any one time up to 5,000,000 shares of Common Stock. The number of shares of Common Stock available under the Plan are subject to adjustment to prevent the dilution of rights of Plan participants resulting from stock dividends, stock splits, recapitalizations or similar transactions.

AWARDS UNDER THE PLAN

         Under the Plan, the Board may grant awards in the form of incentive stock options ("Incentive Options"), as defined in Section 422 of the Code, as well as options which do not so qualify ("Non-Qualified Options"), and stock appreciation rights ("SARs"). Incentive Options and Non-Qualified Options together are referred to herein as "Options."

         Options. The duration of any Option shall be within the sole discretion of the Board; provided, however, that any Incentive Option granted to a 10% or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted. At least six months shall elapse from the date on which an Option is granted to a director, officer or beneficial owner of more than 10% of the outstanding Common Stock under the Plan by the Board to the date on which any share of Common Stock underlying such Option is sold or any SAR associated with such Option is exercised, unless the Board otherwise consents in writing. The price at which each share of Common Stock covered by an Option may be purchased shall be determined by the Board, provided that the Option price for any Incentive Option shall not be less than the fair market value of the Common Stock at the time of grant.

         SARs. Upon the exercise of an SAR, the holder will receive cash or Common Stock (or may receive a combination thereof), the aggregate value of which equals the amount by which the fair market value per share of the Common Stock on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR. An SAR may be granted in tandem with or independently of a Non-Qualified Option. SARs will be subject to such conditions and will be exercisable at such times as determined by the Board, but the exercise price per share must be at least the fair market value of a share of Common Stock on the date of grant.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL

         If the employment or service of a Participant is terminated for cause, the Options and SARs, if any, of such Participant, both accrued and future, then outstanding shall terminate immediately. If the employment or service of the Participant is terminated by either the Participant or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the Options and SARs, if any, of such Participant then outstanding shall be exercisable by such Participant at any time prior to the expiration of the Options or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the case of a Participant who becomes disabled, as defined by
Section 22(e)(3) of the Code, the option rights of such Participant under any then outstanding Non-Qualified or Incentive Option shall be exercisable by such Participant at any time prior to the expiration of the Options or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the event of the death of a Participant, the option rights of such Participant under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Options or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options, and SARs, if any, at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Board of Directors may require reasonable evidence as to the ownership of such Options, and may require such consents and releases of taxing authorities as the Board may deem advisable.

FEDERAL TAX CONSEQUENCES

         The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

         Non-Qualified Options. Under present regulations, a Participant who is granted a Non-Qualified Option will not realize taxable income at the time the Option is granted. In general, a Participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the Option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The Participant's basis in the shares so acquired will be equal to the Option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the Participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the Option is exercised.

         Incentive Options. A Participant is not taxed at the time an Incentive Option is granted. The tax consequences upon exercise and later disposition depend upon whether the Participant was an employee of the Company or its subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the Participant holds the shares for more than one year after exercise and two years after the date of grant of the Option. If the Participant satisfies both the employment rule and the holding rule, for regular tax purposes the Participant will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time. The difference between the Option price and the amount realized upon disposition of the shares by the Participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of a Participant, provided that the Participant satisfied the employment rule as of the date of such Participant's death. If the Participant meets the employment rule but fails to observe the holding rule (a "disqualifying disposition"), the Participant generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the Option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the Participant as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the Participant is generally limited to the excess of the sales price over the Option price. In both situations, the Company's tax deduction is limited to the amount of ordinary income recognized by the Participant. Different consequences will apply for a Participant subject to the alternative minimum tax.

         Withholding. The Company shall have the right to reduce the number of shares of Common Stock deliverable pursuant to the Plan by an amount which would have a fair market value equal to the amount of all federal, state or local taxes to be withheld, based on the tax rates then in effect or the tax rates that the Company reasonably believes will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to the Plan or otherwise.

NEW PLAN BENEFITS

         It is not possible to predict the individuals who will receive future awards under the Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board of Directors. The last reported trade price on October 4, 2001 was $2.00.

TERMINATION OR AMENDMENT OF THE PLAN

         The Board of Directors may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to Section 422(b)(2) of the Code, no Incentive Option may be granted pursuant to this Plan more than ten years from the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

         Approval of the Plan requires the affirmative vote of holders of a majority of the votes cast, so long as the total votes cast on this proposal exceeds 50% of the total votes entitled to be cast.

       THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE AMERICAN FINANCIAL HOLDING, INC.'S 2001 STOCK OPTION AND APPRECIATION RIGHTS PLAN.

        PROPOSAL TO AMEND ARTICLE II SECTION 2.01 OF THE COMPANY'S BYLAWS

       The Board is seeking stockholder approval to amend Article II, Section
2.01 of the Company's Bylaws to provide that the annual meeting of the stockholders of the Company shall be held at such time as is designated by the Board of Directors. This amendment will give the Board necessary discretion when calling the annual meetings of the stockholders.

       The proposal to amend the Company's Bylaws to provide that the annual meeting of the stockholders of the Company shall be held at such time as is designated by the Board of Directors will be adopted if a majority of the shares entitled to vote at the Annual Meeting vote in favor of the amendment.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND
ARTICLE II, SECTION 2.01 OF THE COMPANY'S BYLAWS.

                              ELECTION OF DIRECTORS

       The Board of Directors currently consists of four members. The Company's Bylaws provide that each director elected shall hold office until his or her successor is duly elected and qualified.

       The Board of Directors has nominated the following four persons for election as directors of the Company to serve until the 2002 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified:

         o Frank DeLape
         o William K. Boss, Jr.
         o Michael Macaluso
         o Michael Avignon

       The persons named in the proxy will vote FOR these nominees, except where authority has been withheld as to a particular nominee.

         The nominees for director receiving a plurality of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as directors. The nominees have consented to being named in this Proxy Statement and to serve their terms if elected. If the nominees should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors of the Company.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THESE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY.

                        PROPOSAL TO RATIFY APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

       On August 22, 2001, the Company dismissed Robison, Hill & Co. ("Robison Hill") as its independent accountants and auditors. The reports of Robison Hill on the Company's balance sheets as of December 31, 2000 and 1999 and related statements of operations, stockholders deficit and cash flows for the years then ended did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles; however, the accountant's report dated February 26, 2001 for the December 31, 2000 and 1999 financial statements did contain an explanatory paragraph that indicates that there is doubt as the Company's ability to continue as a going concern. The Company's Board of Directors approved the dismissal of Robison Hill on August 22, 2001. During the fiscal years ended December 31, 2000 and 1999 and during the subsequent interim period prior to the dismissal of Robison Hill, there were no disagreements with Robison Hill on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal years ended December 31, 2000 and 1999 and during the subsequent interim period prior to the dismissal of Robison Hill, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

       The Board of Directors has selected Pannell Kerr Forster of Texas, P.C. ("Pannell Kerr") as independent certified public accountants to audit the consolidated financial statements of the Company for its fiscal year ending December 31, 2001. The stockholders of the Company are being asked to ratify this appointment. The Company has been informed that neither Pannell Kerr nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of Pannell Kerr are not expected to be present at the Annual Meeting.

       The affirmative vote of a majority of the votes cast at the Annual Meeting, provided a quorum is present, is required for approval of this proposal.

       THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

       The following table sets forth the names, ages and titles of the directors and executive officers of the Company.

         Name           Age           Title
         ----           ---           -----
Frank DeLape             48      Chairman of the Board of Directors
William K. Boss, Jr.     51      Vice Chairman of the Board of Directors
Michael Macaluso         50      Chief Executive Officer and Director
Michael Avignon          48      President and Director
Olga Marko               58      Senior Vice President and Director of Research
Jeffrey W. Tomz          30      Chief Financial Officer and Secretary
Jeff Mamaux              33      Controller

         Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

       EXECUTIVE OFFICERS

         Frank DeLape was appointed to the Board of Directors on June 18, 2001. He was elected Vice President on August 10, 2001, and he was elected Chairman of the Board on August 24, 2001. Mr. DeLape is also the Chief Executive Officer at Benchmark Equity Group, Inc., a position he has held since 1994. Benchmark is a boutique merchant banking firm that focuses as facilitators and financial managers for emerging companies. Mr. DeLape is also the Managing Partner of Sagemark Capital, LP. Sagemark Capital is a Small Business Investment Company licensed by the United States government.

         William K. Boss, Jr. was appointed to the Board of Directors on August 10, 2001. He was elected Vice Chairman of the Board of Directors on August 24, 2001. Dr. Boss has been the founder, Chief Executive Officer and Chairman of the Board of Isolagen Technologies, Inc. since its inception in 1995. Dr. Boss is a Board Certified Plastic Surgeon and serves the Hackensack Medical Center as Vice Chairman of Plastic Surgery. Dr. Boss also serves as an Assistant Clinical Professor at the University of Medicine and Dentistry in New Jersey.

         Michael Macaluso was appointed to the Board of Directors on June 18, 2001. He was elected President of the Company on June 21, 2001, and he was appointed Chief Executive Officer on August 24, 2001. Mr. Macaluso is the founder and principal of International Printing and Publishing. For the last twelve years, Mr. Macaluso has managed all phases of this large commercial printing operation that serves domestic and international markets.

         Michael Avignon was appointed to the Board of Directors on June 18, 2001. He was elected Vice President of the Company on August 10, 2001, and he was appointed President on August 24, 2001. Mr. Avignon is the founder, Chief Executive Officer and Chairman of the Board of Axces, Inc., a position he has held since 1994. Axces, Inc. is a telecommunications company. Mr. Avignon is also Chairman and Chief Executive Officer of MTM Holdings, Corp. and Managing Member of Capali, L.L.C.

         Olga Marko was appointed Vice President of the Company on August 10, 2001. She assumed the role of Senior Vice President and Director of Research on August 24, 2001. Ms. Marko has served as Vice President and Director of Research at Isolagen Technologies, Inc. since its inception in 1995. Ms. Marko has over thirty years in basic research uncovering numerous opportunities for the development of cell lines for specific applications. Ms. Marko was the first to successfully cultivate melanocytes in culture while she was at Memorial Sloan Kettering research institution in New York.

         Jeffrey W. Tomz was appointed Secretary and Treasurer of the Company on June 21, 2001. He was appointed Chief Financial Officer and Secretary on August 24, 2001. Mr. Tomz is also a Principal at Benchmark Equity Group, Inc. Benchmark is a boutique merchant banking firm that focuses as facilitators and financial managers for emerging companies. Mr. Tomz has served and/or is currently serving on corporate Boards of investee companies, as well as Trident III, L.L.C. and Trident II, L.L.C. Mr. Tomz was a Director of InfoHighway Communication Corp., a private company that was recently involved in a corporate restructuring with an equity investment of $45 million, plus an additional $105 million equity commitment. Prior to joining Benchmark in the fall of 1997, Mr. Tomz began his career as a certified public accountant with Arthur Andersen Worldwide.

         Jeff Mamaux was appointed Controller of the Company on August 24, 2001. Mr. Mamaux is the Controller of Axces, Inc., a position he has held since 1996. Axces, Inc. is a telecommunications company. Prior to joining Axces, Mr. Mamaux was the inventory and cost supervisor for Strategic Materials, Inc.

         No director is related to any other director or executive officer of the Company or its subsidiaries, and except as described above, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

         Corporate officers are appointed by the Board and serve at the discretion of the Board.

MEETINGS OF DIRECTORS AND COMMITTEES

         Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2000. No formal actions were taken by vote in board meetings that occurred throughout 2000 or by unanimous consent during 2000. Directors who are also employees did not receive compensation for services as directors.

         The Board of Directors has no standing audit or compensation committees.

                     REMUNERATION OF DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

         The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2000, 1999 and 1998, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2000, the Company's Chief Executive Officer. None of the Company's executive officers had total compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                               ALL OTHER
                                             ANNUAL COMPENSATION               LONG-TERM COMPENSATION         COMPENSATION
                                    --------------------------------------- ------------------------------ -------------------
                                                                Other                         Restricted
                                                                Annual       Securities        Stock
                                    Fiscal                      Compen-      Underlying        Awards
                                     Year     Salary   Bonus   sation(1)       Options         (4)(5)               (2)
                                    ------    ------   -----   ---------     ----------      ----------           -------
  Kenton L. Stanger, CEO,           2000      ----      ----     $89,684          ----             ----             ----
  President, Director               1999      ----      ----      82,675          ----             ----           $ 4,613
                                    1998      ----      ----      67,398          ----             ----             6,934

 (1) Consists of interest accrued during the year on the unpaid balance of amounts previously outstanding on personal loans to such officer. Such amount is treated as compensation for purposes of this table, but is considered an obligation payable by such persons. Effective December 31, 2000, all amounts payable by such officer to us were assigned to East Bay Trust.
 (2) Consists of personal use of automobile and related insurance and other expense.

         No Options and SARs were granted or exercised during the last completed fiscal year by any executive officer named in the Summary Compensation Table above.

COMPENSATION OF DIRECTORS

       No compensation was paid for director services during the fiscal year ended December 31, 2000.

                    VOTING AND STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

       At the Record Date, there were outstanding 15,043,630 shares of Common Stock which were held of record by ___ stockholders, and the Company believes that there were approximately ______ beneficial owners of Common Stock on that date. Each share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting.

       The following table sets forth certain information with regard to the beneficial ownership as of October 16, 2001 of Common Stock by (i) all persons known by the Company to be the beneficial owners of more than five percent of the outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each Named Executive Officer of the Company and (iv) all executive officers and directors as a group (7 persons).

                                                                                COMMON STOCK
                                                             --------------------------------------------------

             Name of Beneficial Owner (1)                    Number of Shares (1)              Percent of Class
             ----------------------------                    --------------------              ----------------
  Michael Macaluso                                                  2,175,734(3)                    14.5%
  Michael Avignon                                                   2,175,734(4)                    14.5%
  Frank DeLape                                                      1,600,000(2)                    10.6%
  William K. Boss, Jr.                                              1,597,333                       10.6%
  Olga Marko                                                        1,066,000                        7.1%
  Lighthouse Capital Insurance Co.                                  1,000,000                        6.6%
  Jeffrey W. Tomz                                                     227,200                        1.5%
  Jeff Mamaux                                                               0                          0%
  All Executive Officers and Directors as a group:                  8,842,001                       58.8%

 (1) Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The table also includes shares of Common Stock held by wives and minor children of such persons and corporations and partnerships in which such persons hold a controlling interest, but excludes any controlling interest which may be deemed solely to exist by virtue of such person being a director of a corporation.
 (2) Represents 1,600,000 shares of Common Stock beneficially owned by Benchmark Equity Group, Inc., which is solely owned by Mr. DeLape.
 (3) Includes 1,000,000 shares of Common Stock beneficially owned by Alyda Macaluso, Mr. Macaluso's wife.
 (4) Includes 1,000,000 shares of Common Stock beneficially owned by Laura Avignon, Mr. Avignon's wife.

                  STOCKHOLDER PROPOSALS AT 2002 ANNUAL MEETING

       The Board presently intends to hold the Company's next Annual Meeting of Stockholders on or about November 13, 2002. A proxy statement and notice of this meeting will be mailed to all stockholders approximately one month prior to that date. In order to be eligible for inclusion in the Company's proxy statement for the 2002 Annual Meeting of Stockholders, a proposal of a stockholder must be received by the Company at its principal executive offices located in Houston, Texas by June 24, 2002. All stockholder proposals received after June 24, 2002 will be considered untimely and will not be included in the proxy statement for the 2002 Annual Meeting of Stockholders. All stockholder proposals of this nature must comply with SEC Rule 14a-8 under the 1934 Act. Also, the notice must meet the other requirements contained in the Company's bylaws. A copy of the relevant bylaw provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company's Secretary at the executive offices of the Company.

                                  OTHER MATTERS

         The Company will bear all costs of this proxy solicitation. The Company anticipates that such costs are approximately $10,000.00. In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse these brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials.

         The Board does not know of any business to be presented for consideration at the Annual Meeting other than that stated in the accompanying Notice. It is intended, however, that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.

         Information contained in the Proxy Statement relating to the security holdings of and related information concerning directors and officers of the Company is based upon information received from the individual directors and officers.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                       By Order of the Board of Directors,



                                       Jeffrey W. Tomz
                                       Chief Financial Officer and Secretary

Houston, Texas
October 22, 2001

                                   APPENDIX I

                            COMPANY STOCK OPTION PLAN

                        AMERICAN FINANCIAL HOLDING, INC.

                 2001 STOCK OPTION AND APPRECIATION RIGHTS PLAN

                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

         Section 1.1 American Financial Holding, Inc., a Delaware corporation (the "Company"), hereby establishes a stock option plan to be named the 2001 Stock Option and Appreciation Rights Plan (the "2001 Plan").

         Section 1.2 The purpose of the 2001 Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage such persons to continue to promote the best interests of the Company. The 2001 Plan provides for the grant of options to purchase shares of common stock of the Company, par value U.S. $0.001 per share (the "Common Stock"), which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to be issued to such persons who are employees or officers, as well as options which do not so qualify ("Non-Qualified Options") to be issued to officers, directors, employees and consultants. The 2001 Plan also provides for grants of stock appreciation rights ("Rights") in connection with the grant of options under the 2001 Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

         Section 1.3 All stock options granted by the Company on or after the date that this 2001 Plan has been approved and adopted by the Company's stockholders shall be governed by the terms and conditions of this 2001 Plan unless the terms of such option specifically indicate that it is not to be governed by this 2001 Plan.

                                   ARTICLE II
                                 ADMINISTRATION

         Section 2.1 All determinations under the 2001 Plan concerning the selection of persons eligible to receive awards under the 2001 Plan and with respect to the timing, pricing and amount of a grant or award under this 2001 Plan shall be made by the administrator (the "Administrator") of the 2001 Plan. The Administrator shall be the Company's Board of Directors (the "Board"). With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"), transactions under this 2001 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the 2001 Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

         Section 2.2 The provisions of this 2001 Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder ("Section 422"). In the event any future statute or regulation shall modify Section 422, this 2001 Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Incentive Option granted pursuant to this 2001 Plan outstanding and unexercised at the time that any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee. Any stock option agreement relating to an Incentive Option shall provide that the Optionee hold his stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of the exercise of such Incentive Option absent the written approval, consent or waiver of the Administrator.

         Section 2.3 If any provision of this 2001 Plan is determined to disqualify the shares of Common Stock purchasable pursuant to the Incentive Options granted under this 2001 Plan from the special tax treatment provided by
Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify the shares of Common Stock for said tax treatment.

         Section 2.4 The Company shall grant Incentive Options and Non-Qualified Options (collectively, "Options"), and Rights under the 2001 Plan in accordance with determinations made by the Board pursuant to the provisions of the 2001 Plan. All Options granted pursuant to the 2001 Plan shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out the 2001 Plan and take such action in the administration of the 2001 Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board shall have plenary discretion, subject to the express provisions of this 2001 Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether stock appreciation rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of the 2001 Plan. The interpretation and construction of any provisions of the 2001 Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

         Section 2.5 No member of the Administrator shall be liable for any action or determination made in good faith with respect to the 2001 Plan or any Option granted under it. A member of the Administrator shall be indemnified by the Company, pursuant to the Company's By-Laws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies due to such member's participation in the administration of the 2001 Plan.

                                   ARTICLE III
                      TOTAL NUMBER OF SHARES TO BE OPTIONED

         Section 3.1 There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this 2001 Plan an aggregate of 5,000,000 shares of Common Stock, US$0.001 par value per share, of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued by the Company under the 2001 Plan may be either issued shares reacquired by the Company at any time or authorized but unissued shares, as the Board from time to time may determine.

         Section 3.2 In the event that any outstanding Options under the 2001 Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to stock appreciation rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are paid to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares may again be available for transfer under the 2001 Plan.

         Section 3.3 No Options shall be granted pursuant to this 2001 Plan to any Optionee after the tenth anniversary of the earlier of the date that this 2001 Plan is adopted by the Board or the date that this 2001 Plan is approved by the Company's stockholders.

                                   ARTICLE IV
                                   ELIGIBILITY

         Section 4.1 Non-Qualified Options may be granted pursuant to this 2001 Plan only to officers, directors, employees and consultants who are not employees of the Company or any of its subsidiaries at the discretion of the Administrator. Incentive Options may be granted pursuant to this 2001 Plan only to officers, directors (who are also employees), and employees of the Company or any of its subsidiaries at the discretion of the Administrator. Persons granted Options pursuant to this 2001 Plan are hereinafter referred to as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The Administrator may determine in its sole discretion that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 2001 Plan.

         Section 4.2 The Administrator will, in its discretion, determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which they may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of the 2001 Plan.

                                    ARTICLE V
                         TERMS AND CONDITIONS OF OPTIONS

         Section 5.1 Each Option granted under the 2001 Plan shall be evidenced by a Stock Option Certificate and Agreement in a form not inconsistent with the 2001 Plan, provided that the following terms and conditions shall apply:

                  (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the Option price for any Incentive Option shall not be less than the "fair market value" of the common stock at the time of grant. Notwithstanding the foregoing, if an Incentive Option to purchase shares is granted pursuant to this 2001 Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than 10% of the voting power of all classes of capital stock of the Company or its parent or subsidiary, not including the stock obtainable under the Option, the minimum exercise price of such Option shall be not less than 110% of the "fair market value" of the shares of Common Stock on the date of grant in accordance with Section 5.1(b) below.

                  (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the Common Stock is not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the common stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the common stock in arms-length transactions; or (ii) if the Common Stock is not then listed and traded upon a recognized securities exchange or quoted on The Nasdaq Stock Market, Inc. ("Nasdaq"), and there are reports of stock prices by a recognized quotation service, upon the basis of the mean between the closing bid and asked quotations for such stock on the date of grant as reported by a recognized stock quotation service, or, if there are no bid or asked quotations on that day, then upon the basis of the mean between the bid and asked quotations for such stock on the date nearest preceding that day; or
         (iii) if the Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on Nasdaq, upon the basis of the mean between the highest and lowest selling prices at which shares of the Common Stock were traded on such recognized securities exchange on that date or, if the Common Stock was not traded on such date, upon the basis of the mean of such prices on the date nearest preceding that date. In the absence of any of the above-referenced evidence of fair market value, the Administrator shall consider such other factors relating to the fair market value of the Common Stock as it shall deem appropriate.

                  (c) For the purpose of determining whether an Optionee owns more than 10% of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a stockholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

                  (d) Notwithstanding any other provision of this 2001 Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds US$100,000, such Options shall be treated as Non-Qualified Options.

                  (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this 2001 Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided that non-employees are not eligible to receive Incentive Options.

                  (f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a 10% or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

                  (g) Any Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

                  (h) At least six months shall elapse from the date on which an Option is granted to a director, officer or beneficial owner of more than 10% of the outstanding common stock under this 2001 Plan by the Administrator to the date on which any share of common stock underlying such Option is sold or any Right associated with such Option is exercised, unless the Administrator otherwise consents in writing.

                  (i) In the event that stockholder approval of the 2001 Plan is not obtained within one year of the adoption of the Plan by the Board or within such other time period required under Section 422 and the regulations thereunder, all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

                  (j) The Administrator may impose such other conditions with respect to the exercise of options, including without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

                                   ARTICLE VI
                        EMPLOYMENT OR SERVICE OF OPTIONEE

         Section 6.1 If the employment or service of an Optionee is terminated for cause, the Option and Rights, if any, of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive Option shall terminate immediately. Unless the Administrator determines to define "cause" differently and such definition is set forth in the Stock Option Certificate, "cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of customer lists, product lines, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

         Section 6.2 If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the Option and Rights, if any, of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

         Section 6.3 In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the Option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

         Section 6.4 In the event of the death of an Optionee, the Option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option, and Rights, if any, at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

         Section 6.5 In addition to the requirements set forth in the 2001 Plan, the Administrator may set such other targets, restrictions or other terms relating to the employment or service of the Optionee, including but not limited to a requirement that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option, and/or Rights, if any, granted to any Optionee.

         Section 6.6 Options and/or Rights, if any, granted under the 2001 Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

         Section 6.7 Nothing contained in the 2001 Plan, or in any Option and/or Rights, if any, granted pursuant to the 2001 Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.

                                   ARTICLE VII
                               PURCHASE OF SHARES

         Section 7.1 Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the total exercise price of the shares with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares shall be cumulative so that, once the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with the 2001 Plan, as to the remaining number of shares subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his Option by tendering to the Company shares of the common stock of the Company or Options to purchase shares of Common Stock of the Company owned by him and having an aggregate fair market value at least equal to the total exercise price. The fair market value of any shares of common stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof. The fair market value of any Options tendered as consideration for an Option exercise shall be determined by subtracting the Option exercise price per share from the fair market value of a share of Common Stock and multiplying that difference by the number of shares to which the surrendered Option relates.

         Section 7.2 Except as provided in Article VI, an Option may not be exercised unless the holder thereof is an officer, director, employee or consultant of the Company at the time of exercise.

         Section 7.3 No Optionee, or optionee's executor, administrator, legatee, distributee or other permitted transferee, shall be deemed to be a holder of any shares subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such are issued to such person(s) under the terms of the 2001 Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII hereof.

         Section 7.4 If (i) the listing, registration or qualification of the Options issued hereunder, or of any securities that may be purchased upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system, or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

         Section 7.5 An Optionee may be required to represent to the Company as a condition of his exercise of Options issued under this 2001 Plan: (i) that the Subject Securities acquired upon Option exercise are being acquired by him for investment and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended, (the "Securities Act") or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of the 2001 Plan and the subject Option.

         Section 7.6 The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the Right to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of the Company's stock valued at the then fair market value, or a combination thereof as determined by the Board) equal to the difference between the then fair market value of the shares issuable upon the exercise of the Option or portions thereof surrendered and the Option price payable upon the exercise of the Option or portions thereof surrendered (the "Spread"). Such Rights may be included in an Option only under the following conditions: (a) the Rights will expire no later than the expiration of the underlying Option; (b) the Rights may be for no more than 100% of the Spread; (c) the Rights are transferable only when the underlying Option is transferable, and under the same conditions; (d) the Rights may be exercised only when the underlying Option is eligible to be exercised;
(e) the Rights may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option; and (f) any Rights granted to an Optionee shall be subject to all terms, conditions and provisions governing the Options, as expressed in the 2001 Plan and in the Option agreement issued to such Optionee pursuant to the 2001 Plan.

         Section 7.7 An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advanced by the Administrator.

                                  ARTICLE VIII
                    CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                    STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

         Section 8.1 In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment may be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under the 2001 Plan, including the maximum number that may be granted to any one person. In addition, the Administrator may make appropriate adjustments in the number and kind of shares as to which outstanding Options, and, to the extent granted, Rights in connection therewith, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option, and to the extent granted, Rights in connection therewith, and with a corresponding adjustment in the Option price per share. Any such adjustment made by the Administrator shall be conclusive.

         Section 8.2 The grant of an Option, and any Rights granted in connection therewith, pursuant to the 2001 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         Section 8.3 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options, and any Rights granted in connection therewith, hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, the 2001 Plan shall terminate, and all Options, and any Rights granted in connection therewith, theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the 2001 Plan and/or for the assumption of Options, and/or any Rights granted in connection therewith, theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the 2001 Plan and Options, and/or any Rights granted in connection therewith, theretofore granted shall continue in the manner and under the terms so provided. If the 2001 Plan and unexercised Options, and/or any Rights granted in connection therewith, shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable; except that the exercise of any Rights after such termination shall be allowed solely at the discretion of the Board.

                                   ARTICLE IX
                       DURATION, AMENDMENT AND TERMINATION

         Section 9.1 The Board of Directors may at any time terminate the 2001 Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to Section 422(b)(2) of the Code, no Incentive Option may be granted pursuant to this 2001 Plan more than ten years from the date the 2001 Plan is adopted or the date the 2001 Plan is approved by the stockholders of the Company, whichever is earlier.

                                    ARTICLE X
                                  RESTRICTIONS

         Section 10.1 Any Options and any shares of Common Stock issued pursuant to the 2001 Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Board, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof or any other applicable law. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine, including but not limited to provisions which allow the Company to reacquire such shares at their original purchase price if the Optionee's employment terminates within a stated period after the acquisition of such shares. By accepting an award pursuant to the 2001 Plan each Optionee shall thereby agree to any such restrictions.

         Section 10.2 Any certificate issued to evidence shares issued pursuant to an Option shall bear such legends and statements as the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares will be delivered under the 2001 Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Board of Directors or counsel to the Company deems necessary or advisable.

                                   ARTICLE XI
                              FINANCIAL ASSISTANCE

         Section 11.1 The Company is vested with authority under this 2001 Plan, at the discretion of the Board, to assist any employee to whom an Option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of that Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.

                                   ARTICLE XII
                              APPLICATION OF FUNDS

         Section 12.1 The proceeds received by the Company from the sale of stock pursuant to the 2001 Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board.

                                  ARTICLE XIII
                              EFFECTIVENESS OF PLAN

         Section 13.1 This 2001 Plan shall become effective upon adoption by the Board, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3. This 2001 Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or Options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of the 2001 Plan by the Board or within such other time period required under Section 422 and the regulations thereunder, this 2001 Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

                                      *****

================================================================================
                                  AMERICAN FINANCIAL HOLDING, INC.
       PROXY             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                         NOVEMBER 13, 2001
        FOR
                            The undersigned stockholder acknowledges receipt of
                       the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated November 13, 2001, and
      ANNUAL hereby appoints Michael Macaluso and Michael Avignon, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of common stock of American Financial Holding, Inc. (the "Company") at the Annual
      MEETING Meeting of Stockholders of the Company to be held at the Company's principal executive offices located at 2500 Wilcrest, Suite 540, Houston, Texas 77042, on Tuesday, November 13, 2001 at 10:00 a.m., Central
        OF Daylight Time, and at any adjournments or postponements thereof.


   STOCKHOLDERS



 NOVEMBER 13, 2001

                       1. [ ] For [ ] Against [ ] Abstain  The proposal to amend the Company's Articles of Incorporation to change the Company's name to Isolagen, Inc.

                       2. [ ] For [ ] Against [ ] Abstain  The approval of the American Financial Holding, Inc. 2001 Stock Option
                                                           and Appreciation Rights Plan.

                       3. [ ] For [ ] Against [ ] Abstain  The proposal to amend Article II, Section 2.01 of the Company's Bylaws.

                       4. [ ] For All [ ] Withhold All     Election of Directors, Nominees: Frank DeLape,
                          [ ] For All Except               William K. Boss, Jr., Michael Macaluso and Michael Avignon.
                                                           For all, except nominee(s) written in below:


                                                           --------------------------------------------

                                                           --------------------------------------------

                       5. [ ] For [ ] Against [ ] Abstain  The ratification of the appointment of Pannell Kerr Forster of
                                                           Texas, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2001.

                       6. [ ] For [ ] Against [ ] Abstain  In their discretion, upon such other matters as may properly come before the meeting.

================================================================================

                          (PLEASE SIGN ON REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AND PROPOSALS ABOVE AND IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR SUCH NOMINEES AND PROPOSALS.


                                      Dated                               , 2001
                                           -------------------------------


                                           -------------------------------
                                              Stockholder's Signature


                                           -------------------------------
                                              Stockholder's Signature

                                           Signature should agree with name
                                           printed hereon. If stock is held in
                                           the name of more than one person,
                                           EACH joint owner should sign.
                                           Executors, administrators, trustees,
                                           guardians, and attorneys should
                                           indicate the capacity in which they
                                           sign. Attorneys should submit powers
                                           of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN
ITEM 4, FOR THE PROPOSALS SET FORTH IN ITEMS 1, 2, 3 AND 5, AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 6. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.